2010 Investor Meeting
May 18, 2010
“Rethinking Reinsurance”

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the
Company. These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our most recent annual report on Form 10-K and Form 10-Q filed subsequent thereto and other documents on file with the Securities
Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Today’s Agenda
▪ Overview  Len Goldberg, Chief Executive Officer
▪ Underwriting  Bart Hedges, President and Chief Underwriting Officer
▪ Investments  David Einhorn, Chairman of the Board
▪ Financials  Tim Courtis, Chief Financial Officer
▪ Summary  Len Goldberg, Chief Executive Officer
▪ Q&A
▪ Cocktails

Who We Are
▪ Cayman Islands based specialist Property and Casualty
 Reinsurer with an A- rating from A.M. Best
▪ Our “dual-engine” reinsurance and investment strategy is
 fundamentally different from other reinsurance companies
▪ We seek to earn an economic profit on every reinsurance
 contract and every investment in all market conditions
▪ We selectively offer customized reinsurance solutions in
 markets where capacity and alternatives are limited
▪ We measure our progress by growth in book value per share
 over the long-term

Our Core Principles
▪ We capitalize on inefficiencies in the reinsurance
 market
▪ We employ “symmetric” and complementary
 reinsurance and investment strategies
▪ We seek out and value long-term relationships
 with our client base
▪ Our compensation structure focuses on the
 economics of the business, aligning our
 underwriting team with our shareholders

Greenlight Re’s Dual Engine Approach
Underwriting
Investment
Concentrated portfolios
Best risk-adjusted
returns
Deep value
Long / Short
Superior returns
88% of 2009 premium was frequency business Missed major recent disasters:  hurricanes Ike and Gustav, Xynthia, Chilean earthquake Returns from both sides of  the balance sheet
Combined Ratio = 95.9% ITD + Float Investment Return = 9.7% annualized Compared to 7.8% Bond Index 3.2% S&P 500 4.1% Nasdaq

How We Are Different
	% Frequency (Quota Share)	% Top 5 U.S. Clients To Total
	88%	77%
Platinum Underwriters	27%	26%
Everest Re	71%	14%
Partner Re	65%	23%
Transatlantic Re	70%	26%
Sources: Company 10k, SNL data, 2009 Figures

Focused on Profitability
 ▪ Keep expenses low to increase flexibility
 ▪ 2009 expenses were 3.2% of 2009 average capital
 ▪ 15 total staff after 4+ years of operation
 ▪ Judiciously utilize our underwriting capital
 ▪ Premium to capital ratio was 43.7% in 2009
 ▪ Good results in difficult markets
 ▪ Well positioned for the next hardening market.
 We continue to wait patiently!

Our Overall Program
 ▪ Concentrated Portfolio
 ▪ Focus on best ideas
 ▪ Top 5 clients by premium in 2009 = 73%
 ▪ Top 5 long investments (April 2010) = 32%
 ▪ Thoughtfully Manage Risk
 ▪ Top 5 clients by capital usage in 2009 = 41%
 ▪ Average net long equity exposure in 2009 = 10%
 ▪ Mark to market entire investment portfolio
 ▪ Reserve point estimates of every contract quarterly
 ▪ Comfortable with more volatility in our results due to
 increased transparency

Our Team: Highly Skilled and Focused Generalists
Len Goldberg
CEO
Bart Hedges
President & CUO
Tim Courtis
CFO
Brendan Barry
SVP
Sherry Diaz
Controller
Kerry Berchem
General Counsel
(Partner, Akin Gump)
Faramarz Romer
Reporting and Compliance
Parker Boone
VP
Claude Wagner
VP
Jordan Camacchio
Analyst
Nadia Dilbert
Underwriting Assistant
Andie Welsch
VP
Isaac Espinoza
Senior Analyst
Tom Curnock
VP
Underwriting
Finance
Administration
Hellen Ebanks
Office Administrator
Mandy Vodak-Marotta
Operations Manager

How We Are Different
	Employees	GWP / Employee $ millions
	15	$17.3
Platinum Underwriters	146	$6.3
Everest Re	864	$4.8
Partner Re	1406	$2.8
Transatlantic Re	620	$6.8
Select Multiline Reinsurers 2009. Sources: Company 10k, SNL data

Bart Hedges, President and Chief Underwriting Officer

Underwriting Agenda
▪ Our underwriting strategy
▪ Why do brokers and clients want to work with us?
▪ Opportunities we like now
▪ Sample deal

Underwriting Strategy
▪ Seeking profitability under all market conditions
 ▪ Lead underwriter for majority of transactions
 ▪ Generalist with a flexible approach
 ▪ Create long-term business relationships from select opportunities
 ▪ Concentrated portfolio
▪ Rigorous modeling combined with practical underwriting
 experience
 ▪ Focus on transaction economics rather than on earnings or premium growth
 ▪ Incorporate risk-aversion into pricing
 ▪ Deep knowledge of each transaction: Cradle-to-grave
 administration

Frequency Oriented Portfolio
 ▪ Frequency Business
 ▪ Potentially large number of relatively
 smaller losses from multiple events
 ▪ Greater predictability and less volatility
 ▪ Tool for clients to increase their own
 underwriting capacity
 ▪ Frequency business is our emphasis
 ▪ Severity Business
 ▪ Potential for significant losses from one or
 multiple events
 ▪ Volatile results from period to period
 ▪ Generates higher profit margins and return
 on equity over the long-term
 ▪ Tool for clients to remove volatility from
 their balance sheets
Severity
Frequency
Greenlight Re’s
2009 Reinsurance Business

Lines of Business
2009 Gross Written Premium

Our Business Model
All three of these
elements are
important to
every contract
we write

Greenlight Re is an Attractive Partner
▪ Strategic vs. Commoditized buyers
 ▪ We seek out strategic buyers
 ▪ We value long-term relationships
▪ Quick decision making
 ▪ We employ senior, highly skilled staff
 ▪ Streamlined approval process
▪ Creating more value for our clients
 ▪ Understanding our clients needs
 ▪ “Making the pie bigger”
 ▪ Providing more value by trading off issues of less importance to the client
 ▪ Creating customized structures

Business Development
Broker Distribution 2009
Gross Written Premium
▪ Hired head of Business Development
 in June 2009
▪ 2010 Opportunities
 ▪ 15 targeted brokers - knowledge intensive
 process
 ▪ 20 targeted clients - data intensive
 process
 ▪ Keeping track of quality clients in
 difficult markets - preparing for
 better times
 ▪ Targeted markets
 ▪ Quality over quantity
 ▪ Feedback loop from Underwriting to
 Business Development
▪ Result: The market knows us better

Our Thoughts on the Current Market
▪ Overall market pricing is very weak
 ▪ Too much capital chasing too little risk
 ▪ Hard to know when the turn will come
▪ But, the reinsurance business is not monolithic
 and there are businesses we like now:
 ▪ Florida Homeowners
 ▪ Employer Stop Loss
 ▪ Small Account Workers Compensation, General Liability
 and Commercial Auto
 ▪ Property Catastrophe Retrocessional (Cat Retro)

Property Catastrophe Retro
▪ We participate fairly high up
▪ Small number of long-term clients
▪ Clients are reinsurers and Lloyd’s
 syndicates: Need for capital management
 or Realistic Disaster Scenario analysis
▪ Will shrink if pricing comes down
Small Account Workers
Compensation, General Liability
and Commercial Auto
▪ New opportunities here
▪ Less price sensitive than large accounts
▪ Strategic reinsurance purchasers
▪ Long-term based business

Opportunities We Like Now
Employer Stop Loss
▪ Countercyclical to property casualty cycle
▪ Total market - $6 billion in premium
▪ Pricing has been in excess of loss trend
▪ Margins have been better than expected
▪ Healthcare reform could impact this
 business
Florida Homeowners - Ex Wind
▪ Turmoil in the market: We like that
▪ Clients are small specialist companies
▪ Capital is needed - strategic reinsurance
 purchase
▪ Pricing is increasing
▪ There is political risk if regulations change

Underwriting - Sample Deal
▪ No two deals are alike as each client has unique issues
 and risks
▪ Today’s example: Florida Homeowners
▪ Market Environment
 ▪ Florida is characterized by a large number of small participants
 ▪ Current turmoil - More than 6 companies have been forced to stop writing due to capital concerns . . . and there hasn’t been a hurricane in Florida in over 4 years!
 ▪ So, price of Florida homeowners coverage is increasing
 ▪ Challenge: Find smart operators in an inefficient market place who will have a big opportunity at an improving price
 ▪ Our client-based approach is made for this type of market

Underwriting - Sample Deal
▪ How do we find smart operators
 ▪ Preference for real companies, not virtual companies
 ▪ Evaluation of claims management
 ▪ Evaluation of coastal exposure and sinkhole exposure
 ▪ Management alignment of interest
 ▪ Triangulate with others we respect in the market
▪ We select the companies we like
▪ We find the right broker contact
▪ We offer a frequency oriented product that the market
 doesn’t generally offer - “ex-wind quota share”

Underwriting - Sample Deal
▪ Why do clients want ex-wind quota share?
 ▪ Traditional markets want the windstorm cover -- Margins are better, but hurricane risk can create big losses
 ▪ In Florida, clients can write $3 of premium for every $1 of net premium. The quota share reduces net premium.
 ▪ Clients write more premium without adding hard capital
 ▪ They view our quota share as strategic capital replacement

Underwriting - Sample Deal
▪ How to Proceed?
 ▪ We want:
 ▪ A reasonable profit margin
 ▪ Investable cash
 ▪ Limit to our downside
 ▪ Client wants:
 ▪ Upside if the business runs well
 ▪ Capital support for their business plan
 ▪ Approval from the Florida Office of Insurance
 ▪ Starting point:
 ▪ Traditional capped quota share with a combined ratio of 125%
 ▪ Profit sharing to the client of 60% after our margin of 7%
 ▪ Loss corridor of 3 points

David Einhorn, Chairman of the Board

Investment Approach
▪ Our business model combines underwriting
 economics and cash flows with a non-traditional
 investment approach
 ▪ Achieve higher rates of return over the long term than
 traditional, fixed-income strategies
 ▪ Maximize total risk-adjusted return with a focus on
 capital preservation
▪ Value-oriented philosophy drives the investment
 portfolio
 ▪ Take long positions in perceived undervalued securities and short positions in securities we believe are overvalued
 ▪ Investment portfolio managed by DME Advisors, an affiliate of Greenlight Capital

Investment Approach
 ▪ Deep value, long/short equity and distressed debt
 ▪ Historically approximately 80-100% long and 20-70% short
 ▪ Higher returns with less volatility than the major stock indices over the last 14 years*
 ▪ Constraints on leverage, liquidity and concentration risks
 ▪ Fees are 1.5% of assets under management and 20% of
 investment profits with a modified high water mark
 ▪ As of 30 April 2010, the largest disclosed long positions in our investment portfolio are Arkema, CIT Group, gold, Lanxess
 and Vodafone Group
 * 14 years of the Greenlight Capital strategy (GLRE for 6 years)

Current Investment Environment
▪ Worst of the last crisis has passed
▪ Economy has improved
▪ Wide disparity of values
▪ Wide range of possible equity outcomes
▪ Trying to add alpha on both sides of the portfolio with
 modest long bias
▪ Overlaying macro hedges due to questionable fiscal and
 monetary policies

Our Compensation Structure
▪ A key differentiator is aligning management with
 shareholders
▪ Compensates for actual increase in economic value -
 not for premium growth, GAAP accounting, irrational
 exuberance or “fully deploying capital”
▪ Cash Bonus Program:
 ▪ Track economics of every contract individually
 ▪ Assume risk free return on float
 ▪ No bonus when underwriting ROE less than risk free return
 ▪ Target bonus when ROE = target ROE (risk free plus a premium)
 ▪ Upside when ROE is in excess of target
 ▪ First bonus payment after three years with continuous roll-forward

Tim Courtis, Chief Financial Officer

Float
 ▪ We only write transactions that we believe
 create positive economics on their own
 ▪ As a consequence of writing these contracts,
         we generate investable funds or float

 ▪ In reinsurance, premium is usually collected before
 claims are paid
 ▪ The claim payment duration for our current portfolio
 averages between 2 - 4 years
 ▪ We invest our entire capital base plus our float
 (less a reserve for ongoing expenses) into a
 portfolio managed by DME Advisors

Net Invested Assets

1,000
900
800
700
600
500
400
300
200
100
0
Jul - 04 Dec - 04 Jun - 05 Dec - 05 Jul - 06 Dec - 06 Jun - 07 Dec - 07 Jul - 08 Dec - 08 Jun - 09 Dec - 09 Mar - 10

Amount of Float
	Float ($ millions)	Float as a % of Capital
December 2005	0	0
December 2006	18	6
December 2007	61	10
December 2008	129	20
December 2009	178	26
March 2010	172	25

2009 increase in fully-diluted adjusted
book value per share:
 ▪ Investment Return on Capital = 32%
 ▪ GAAP Underwriting Profit = 1%
 ▪ Investment Return on Float = 8%
     Total Return = 41%

2009 Return on Capital

Our Measure of Performance
Growth in Fully Diluted Adjusted Book
Value Per Share Over the Long-Term
11.6% CAGR in
fully diluted adjusted
book value per share
since inception

Earned Premium = 35% of capital Invested Assets = 125% of capital
Superior Potential Return on Equity
From our Dual Engine Model
	80%	90%	100%	110%	120%
5%	13	10	6	3	-1
10%	20	16	13	9	6
15%	26	22	19	15	12
20%	32	29	25	22	18
25%	38	35	31	28	24
The Numbers: 2009
Underwriting Return: Combined Ratio

Superior Potential Return on Equity
From our Dual Engine Model
	80%	90%	100%	110%	120%
5%	19	14	9	4	-1
10%	28	23	18	13	8
15%	36	31	26	21	16
20%	45	40	35	30	25
25%	54	49	44	39	34
Underwriting Return: Combined Ratio
The Numbers: Potential Future Results
Earned Premium = 50% of capital Invested Assets = 175% of capital

Len Goldberg, Chief Executive Officer

Greenlight Reinsurance: Summary
 ▪ We set out in 2004 to create a reinsurance company
 with a superior business model
 ▪ Our vision then is exactly what you see now
 ▪ We continue to find ways to create value in a
 difficult market - we are anxious to see what we
 can do in a favorable market
 ▪ Focus for 2010 and beyond is to keep our focus
 ▪ More of the same
 ▪ Deploy more underwriting capital in favorable markets
 ▪ One contract at a time, one investment at a time

Our Commitment to Communities and Causes

The Blue Iguana Recovery Project
 ▪ We funded the first
 edition of “The Little
 Blue Book”
 ▪ The Grand Cayman
 Blue Iguana only exists
 on Grand Cayman
 ▪ An amazing story of
 one man’s quest to
 save a functionally
 extinct species

Thank You for Your Continued Support of Greenlight Re